ReliaStar Life Insurance Company
and its Separate Account N
ING Encore/ING Encore Flex
Supplement dated February 8, 2008 to the Contract Prospectus dated April 30, 2007, as amended

The following information updates and amends certain information contained in your variable annuity
Contract Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

Effective March 1, 2008, the Waiver sub-section under the Fees – Early Withdrawal charge section on page
26 of your Contract Prospectus is deleted and replaced with the following two sections:

Early Withdrawal Charge Waivers Under All Contracts. These waivers apply to all contracts, unless otherwise specified. Please also read the following subsection regarding additional waivers available under certain contracts.

This charge is waived for purchase payments withdrawn if the withdrawal is:

▷	Used to provide income phase payments to you;
▷	Paid due to the contract owner’s death during the accumulation phase;
▷	Paid due to your disability (as defined under the Tax Code and subject to the restrictions below);
▷	Paid due to separation from service with your employer after age 55 (available beginning five years from the issue date, for 403(b) contracts only);
▷	Paid when the contract owner has been diagnosed with a terminal illness (subject to the restrictions below);
▷	Paid due to extended confinement in a licensed hospital or qualified long term care facility (subject to the restrictions below); or
▷	Paid upon termination of your contract by us (see “Other Topics - Involuntary Terminations”).

Early Withdrawal Charge Waivers Under Certain Contracts. These waivers only apply to certain contracts. You should refer to your contract to determine which waivers apply to you.

The charge is waived for portions of a withdrawal from a 403(b) contract that are:

▷	Applied to a contract offered by another approved provider under your plan;
▷	Withdrawn due to separation from service from your employer; or
▷	Withdrawn due to a hardship as defined by the Tax Code.

Disability Waiver. Waiver of the early withdrawal charge for disability is subject to the following conditions. We will waive the early withdrawal charge when you: (1) are legally permitted to make a withdrawal; (2) become disabled within the meaning of Tax Code section 72(m)(7) (as amended) after the issue date of the contract; (3) are receiving Social Security disability or state long-term disability benefits; and (4) notify us in writing of the disability prior to receiving the withdrawal.

This waiver may be subject to other limitations described in your contract.

X.120636-07A	1 of 2	February 2008

Extended Confinement Waiver. Waiver of the early withdrawal charge in the event of extended confinement is subject to the following conditions. We will waive the early withdrawal charge when you are legally permitted to make a withdrawal if you have been confined to a licensed hospital or a qualified long term care facility for a period of at least sixty (60) consecutive days prior to your request and after the issue date of the contract. We will require satisfactory proof of such confinement, as provided in your contract.

To qualify, a licensed hospital must be (1) licensed as a hospital by the state in which it is located; (2)
supervised by a staff of licensed physicians; and (3) operated primarily for the care and treatment of sick and injured inpatients for a charge. A long term care facility includes (1) a skilled nursing facility; (2) an intermediate care facility; or (3) a residential care facility. The long term care facility must be (1)
licensed by an appropriate licensing agency to provide nursing care; (2) provide 24-hour-a-day nursing services; (3) have a doctor available for emergency situations; 4) have a nurse on duty or on call at all times; (5) maintain clinical records; and (6) have appropriate methods for administering drugs. A long term care facility does not include (1) an institution that primarily treats drug addiction or alcoholism;
(2) a home for the aged or mentally ill; (3) a community living center; or (4) an institution that primarily provides residency or retirement care.

This waiver may be subject to other limitations described in your contract.

Terminal Illness Withdrawal. Subject to state availability and where allowed by law, if you develop a terminal illness, you may request a full withdrawal of the unloaned contract value equal to the death benefit (including, if applicable, the death benefit due under one of the optional death benefit riders). In order for this benefit to be paid, the diagnosis of the terminal illness must occur prior to entering the income phase, and notice acceptable to us must be received prior to entering the income phase and during your lifetime.

Exercise of this provision is subject to the following conditions. We must receive notice that you have been diagnosed with a terminal illness by a physician licensed to practice medicine and treat illness or injury in the state which the treatment is received and who is acting within the scope of that license. At our expense, we reserve the right to have a physician of our choice examine you, and reserve the right to rely upon the diagnosis of a physician we choose. For purposes of this provision, notice of terminal illness means a written statement, signed by a physician, that: a) gives the physician’s diagnosis of your noncorrectable medical condition; b) includes documentation supported by clinical, radiological or laboratory evidence of the condition; and c) states that, within reasonable medical certainty, the noncorrectable medical condition will result in your death in six (6) months or less from the date of the notice.

Only one withdrawal may be made under this provision. The withdrawal will be paid in lieu of any other benefit payable under the contract. No benefit will be paid if your terminal illness is the result of self-
inflicted injuries. This provision may be subject to other limitations described in your contract.

For 403(b) contracts, this withdrawal is only available if you otherwise are allowed to make a withdrawal under Tax Code section 403(b)(11). See “Taxation.”

X.120636-07A	2 of 2	February 2008